                         WAYNE SAVINGS BANCSHARES, INC.
                             151 NORTH MARKET STREET
                               WOOSTER, OHIO 44691
                                 (330) 264-5767

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON DECEMBER 30, 2002

     Notice is hereby given that the Special Meeting of Stockholders ("Meeting") of Wayne Savings Bancshares, Inc. (the "Company") will be held at the headquarters of the Company, 151 North Market Street, Wooster Ohio, at 10:30 a.m., Eastern time, on December 30, 2002. As of the date hereof, the Company owns 100% of the common stock of Wayne Savings Community Bank (the "Bank") and is majority-owned by Wayne Savings Bankshares, MHC (the "Mutual Holding Company").

     A Proxy Statement and Proxy Card for the Meeting are enclosed.

     The Meeting is for the purpose of considering and acting upon:

     1. A plan of conversion and reorganization (the "Plan") pursuant to which the Mutual Holding Company will be merged into the Bank, and the Company will be succeeded by a new Delaware corporation with the same name as the Company which has been established for the purpose of completing the conversion. As described in enclosed material, stockholders of the new Delaware corporation will have fewer rights than they currently have as stockholders of the Company. The differences in stockholder rights include the following: (i) approval by at least 80% of the outstanding shares is required to remove a director for cause; (ii) stockholders may not call special meetings;
          (iii) greater lead time is required for stockholders to submit stockholder proposals; (iv) approval by at least 80% of outstanding shares is required to amend the Certificate of Incorporation and Bylaws; and (v) approval by at least 80% of outstanding shares is required to approve business combinations involving an interested stockholder. As part of the conversion, shares of common stock representing the ownership interest in the Company held by the Mutual Holding Company will be offered for sale in a subscription and community offering. Common stock of the Company currently held by public stockholders will be converted into new shares pursuant to an exchange ratio that will ensure that stockholders at the time of the conversion will own the same percentage of Wayne Savings Bancshares, Inc. after the conversion as they held just prior thereto, exclusive of any shares purchased by such stockholders and cash received in lieu of fractional shares;

and such other matters as may properly come before the Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Meeting.

     Any action may be taken on the foregoing proposal at the Meeting on the date specified above, or on any date or dates to which by original or later adjournment the Meeting may be adjourned. Stockholders of record at the close of business on November 11, 2002 are the stockholders entitled to vote at the Meeting, and any adjournments thereof.

     EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE MEETING, IS REQUESTED TO SIGN, DATE, AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED. A PROXY MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER TO VOTE PERSONALLY AT THE MEETING.

                               By Order of the Board of Directors

                               Charles F. Finn
                               Chairman of the Board and Chief Executive Officer
Wooster, Ohio
November 14, 2002

--------------------------------------------------------------------------------
     IMPORTANT: A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.
           NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
--------------------------------------------------------------------------------

                    QUESTIONS AND ANSWERS FOR STOCKHOLDERS OF
                         WAYNE SAVINGS BANCSHARES, INC.

Q.   WHAT ARE STOCKHOLDERS BEING ASKED TO APPROVE?

A. Wayne Savings Bancshares, Inc. stockholders as of November 11, 2002 are being asked to vote on the plan of conversion and reorganization. Pursuant to the plan, Wayne Savings Bankshares, MHC will convert from the mutual holding company form to the fully public form of corporate structure (the "Conversion") and as part of the Conversion, Wayne Savings Bancshares, Inc. will offer for sale Wayne Savings Bankshares, MHC's ownership interest in Wayne Savings Bancshares, Inc.

Q.   WHAT ARE REASONS FOR THE MUTUAL-TO-STOCK CONVERSION AND RELATED STOCK
     OFFERING?

A. The primary reason for the Conversion and offering is to better serve existing and new customers. Funds raised in the stock offering will be available to increase lending activities and continue to expand Wayne Savings Community Bank's branch network, products and services. The additional capital will allow Wayne Savings Community Bank to continue to be a well-capitalized institution and will help support dividend payments and, possibly, future acquisitions of financial institutions or banking-related businesses.

Q. WHAT WILL STOCKHOLDERS RECEIVE FOR THEIR EXISTING WAYNE SAVINGS BANCSHARES, INC. SHARES?

A. As more fully described in the Prospectus section entitled "The Conversion," depending on the number of shares sold in the offering, each share of common stock that you own upon completion of the Conversion will be exchanged for between 1.2901 new shares at the minimum and 1.7454 new shares at the maximum (though cash will be paid in lieu of fractional shares).

Q. WHY WILL THE SHARES THAT I RECEIVE BE BASED ON A PRICE OF $10.00 PER SHARE RATHER THAN THE TRADING PRICE OF THE COMMON STOCK PRIOR TO THE CONVERSION?

A. The Board of Directors of Wayne Savings Bancshares, Inc. selected a price of $10.00 per share for the stock offered for sale because it is a commonly selected per share price for mutual-to-stock conversions. The number of new shares you receive for your existing Wayne Savings Bancshares, Inc. shares does not depend on the market price of Wayne Savings Bancshares, Inc. common stock. It will depend on the number of shares sold in the offering, which will in turn depend on the final independent appraisal of the pro forma market value of Wayne Savings Bancshares, Inc., assuming completion of the Conversion and offering. The result will be that each existing stockholder will own the same percentage of Wayne Savings Bancshares, Inc. after the Conversion that such stockholder held just prior thereto, exclusive of (i) any shares purchased by the stockholder and (ii) cash received in lieu of fractional shares.

Q.   SHOULD I SUBMIT MY STOCK CERTIFICATES NOW?

A. No. If you hold your certificate(s), instructions for exchanging the shares will be sent to you after completion of the Conversion. If your shares are held in "street name," rather than in certificate form, the share exchange will occur automatically upon completion of the Conversion.

Q.   WILL MY DIVIDENDS DECREASE?

A. No. Wayne Savings Bancshares, Inc. currently pays a quarterly dividend of $.17 per share (or $.68 per share annualized). The number of new stock shares that will be issued to you will be different from the number that you currently own. However, the per share dividend for these new shares will be adjusted to ensure that your aggregate dividends do not decrease. For example, if 1.5177 new shares are issued for each Wayne Savings Bancshares, Inc. share owned at the conclusion of the Conversion, the quarterly dividend per share will be

     $0.112. Of course, there is no assurance that the Board of Directors will not change the dividend policy in the future or eliminate dividends.

Q. IF MY SHARES ARE HELD IN STREET NAME, WILL MY BROKER AUTOMATICALLY VOTE ON MY BEHALF?

A. No. Your broker will not be able to vote your shares without instructions from you. You should instruct your broker to vote your shares, using the directions that your broker provides to you.

Q.   WHAT IF I DO NOT GIVE VOTING INSTRUCTIONS TO MY BROKER?

A. Your vote is important. If you do not instruct your broker to vote your shares, the unvoted proxy will have THE SAME EFFECT AS A VOTE AGAINST the plan of conversion.

Q. MAY I PLACE AN ORDER TO PURCHASE SHARES IN THE STOCK OFFERING, IN ADDITION TO THE SHARES THAT I WILL RECEIVE IN THE EXCHANGE?

A. Yes. Eligible Wayne Savings Community Bank customers have priority subscription rights allowing them to purchase common stock in the subscription offering, because the stock offering is part of the Conversion. Shares not subscribed for in the subscription offering may be available for sale to the public in a community offering, as fully described in the Prospectus. Wayne Savings Bancshares, Inc. stockholders as of November 11, 2002 have a preference in the community offering. IF YOU HOLD YOUR STOCK CERTIFICATE(S), YOU WERE MAILED A STOCK ORDER FORM AND ORDER REPLY ENVELOPE WITH THIS DOCUMENT. IF YOU HOLD YOUR SHARES IN STREET NAME WITH A BROKER, YOU MUST CALL THE STOCK INFORMATION CENTER IF YOU WOULD LIKE TO RECEIVE A STOCK ORDER FORM. THE TELEPHONE NUMBER IS (800) 804-8479.




                                OTHER QUESTIONS?

For answers to other questions, please read this Proxy Statement and the Prospectus, which includes a Questions and Answers section. Questions about the stock offering or voting may be directed to the Information Center by calling
(800) 804-8479, Monday through Friday, from 9:00 a.m. and 4:00 p.m. Eastern time.

                                 PROXY STATEMENT
                                       OF
                         WAYNE SAVINGS BANCSHARES, INC.
                             151 NORTH MARKET STREET
                               WOOSTER, OHIO 44691
                                 (330) 264-5767

                         SPECIAL MEETING OF STOCKHOLDERS

                                DECEMBER 30, 2002

     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Wayne Savings Bancshares, Inc. (the "Company"), to be used at the Special Meeting of Stockholders of the Company (the "Meeting"), which will be held at the headquarters of the Company, 151 North Market Street, Wooster, Ohio, on December 30, 2002 at 10:30 a.m., Eastern time, and all adjournments thereof. The accompanying Notice of Special Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about November 24, 2002.

--------------------------------------------------------------------------------
                              REVOCATION OF PROXIES
--------------------------------------------------------------------------------

     Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies solicited on behalf of the Board of Directors of the Company will be voted in accordance with the directions given thereon. Please sign and return your Proxy in order for your vote to be counted. Where no instructions are indicated, proxies, if signed, will be voted "FOR" the proposal set forth in this Proxy Statement for consideration at the Meeting.

     Proxies may be revoked by sending written notice of revocation to the Secretary of the Company, at the address shown above, or by filing a duly executed proxy bearing a later date. The presence at the Meeting of any stockholder who has given a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the Meeting or delivers a written revocation to the Secretary of the Company prior to the voting of such proxy.

--------------------------------------------------------------------------------
                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
--------------------------------------------------------------------------------

     Holders of record of the Company's common stock at the close of business on November 11, 2002 (the "Voting Record Date") are entitled to one vote for each share held. As of the Voting Record Date, there were 2,574,020 shares of common stock issued and outstanding, 1,350,699 of which were held by Wayne Savings Bankshares, MHC (the "Mutual Holding Company"), and 1,223,321 of which were held by stockholders other than the Mutual Holding Company ("Public Stockholders"). The presence in person or by proxy of at least a majority of the issued and outstanding shares of common stock entitled to vote is necessary to constitute a quorum at the Meeting.

     Pursuant to Office of Thrift Supervision ("OTS") regulations and the plan of conversion and reorganization (the "Plan"), completion of the conversion of Wayne Savings Bankshares, MHC from the mutual to the stock form of organization (the "Conversion") is subject to the approval of the Plan by the OTS and by a majority of the total votes eligible to be cast by members (depositors and certain borrowers) of the Mutual Holding Company. In addition, the transactions incident to the Conversion and the Plan must be approved by at least two-thirds of the outstanding shares of common stock, and a majority of votes cast by Public Stockholders. With respect to the required affirmative vote of at least two-thirds of the outstanding shares of common stock, abstentions and broker non-votes will have the effect of a vote against the Plan. With respect to the required affirmative vote by a majority of votes cast by stockholders other than the Mutual Holding Company, broker non-votes will be considered as shares not voted. Management believes that the Mutual Holding Company will vote all of its shares to approve the Plan.

--------------------------------------------------------------------------------
        PROPOSAL I--APPROVAL OF THE PLAN OF CONVERSION AND REORGANIZATION
--------------------------------------------------------------------------------

GENERAL

     In addition to this Proxy Statement, you have received as part of this mailing a Prospectus that describes the Company and the Conversion and stock offering. The Prospectus is incorporated by reference into the Proxy Statement. Therefore, you should carefully read the Prospectus prior to voting on the proposal to be presented at the Meeting. Details of the Conversion are addressed in the Prospectus sections entitled "Summary" and "The Conversion."

EFFECTS OF NEW CHARTERING INSTRUMENTS

     Following the Conversion, the Mutual Holding Company will cease to exist and therefore will no longer control a majority of the issued and outstanding shares of the Company. Existing Public Stockholders of the Company, a federal corporation, will become stockholders of Wayne Savings Bancshares, Inc., a new Delaware corporation. Stockholders of the new Delaware corporation will have fewer rights than they currently have. The rights of stockholders under the Company's current federal charter and bylaws are specifically provided for or mandated by OTS regulations or policy. Delaware statutory and case law contains extensive requirements and precedent regarding the rights of stockholders, but generally does not establish specific terms and requirements for the certificate of incorporation or bylaws of a Delaware corporation. As a result, the differences in stockholder rights under the Delaware certificate of incorporation and bylaws are not mandated by Delaware law but have been chosen by management as being in the best interests of the newly-formed corporation and all of its stockholders.

     The material differences are as follows:

1. APPROVAL BY AT LEAST 80% OF THE OUTSTANDING SHARES TO REMOVE A DIRECTOR FOR CAUSE. Under the Company's current federal bylaws, any director may be removed for cause by the holders of a majority of the outstanding voting shares. Wayne Savings Bancshares, Inc.'s Delaware certificate of incorporation provides that any director may be removed for cause by the holders of at least 80% of the outstanding voting shares of Wayne Savings Bancshares, Inc.

2. INABILITY OF STOCKHOLDERS TO CALL SPECIAL MEETINGS. Special meetings of the Company's current stockholders may be called by the holders of not less than one-tenth of the outstanding capital stock entitled to vote at the meeting. Wayne Savings Bancshares, Inc.'s Delaware certificate of incorporation provides that special meetings of the stockholders may be called only by a majority vote of the total authorized directors.

3. GREATER LEAD TIME REQUIRED FOR STOCKHOLDERS TO SUBMIT STOCKHOLDER PROPOSALS. The Company's current federal bylaws require that nominations for election of directors at an annual meeting of stockholders and any new business to be taken up at such a meeting must be filed in writing with the Company at least five days before the date of any such meeting. Wayne Savings Bancshares, Inc.'s Delaware bylaws generally provide, however, that nominations for the election of directors or a proposal for new business at a meeting of stockholders must be submitted in writing to Wayne Savings Bancshares, Inc. at least 90 days prior to the anniversary date of the mailing of proxy materials in connection with the immediately preceding annual meeting of stockholders.

4. APPROVAL BY AT LEAST 80% OF OUTSTANDING SHARES TO AMEND THE CERTIFICATE OF INCORPORATION AND BYLAWS. No amendment of the current federal stock charter may be made unless it is first proposed by the Board of Directors of the Company, then preliminarily approved by the OTS, and thereafter approved by the holders of a majority of the total votes eligible to be cast at a legal meeting. Wayne Savings Bancshares, Inc.'s Delaware certificate of incorporation may be amended by the vote of the holders of a majority of the outstanding shares of Wayne Savings Bancshares, Inc. common stock, except that the provisions of the certificate of incorporation governing the calling of meetings of stockholders and the prohibition of action by written consent of stockholders, stockholder nominations and proposals, limitations on voting rights of 10% stockholders, the number and staggered terms of directors, vacancies on the Board of Directors and removal of directors, approval of certain business combinations, indemnification of officers and directors, and the manner of amending the certificate of incorporation and bylaws, may not be repealed, altered, amended or rescinded except by the vote of the holders of at least 80% of the outstanding shares of Wayne Savings Bancshares, Inc.

     The Company's federal bylaws may be amended by a majority vote of the full Board of Directors of the Company or by a majority vote of the votes cast by the stockholders of the Company at any legal meeting. Wayne Savings Bancshares, Inc.'s Delaware bylaws may only be amended by a majority vote of the Board of Directors of Wayne Savings Bancshares, Inc. or by the holders of at least 80% of the outstanding stock of Wayne Savings Bancshares, Inc.

5. APPROVAL BY AT LEAST 80% OF OUTSTANDING SHARES TO APPROVE BUSINESS COMBINATIONS INVOLVING AN INTERESTED STOCKHOLDER. Wayne Savings Bancshares, Inc.'s Delaware certificate of incorporation requires the approval of the holders of at least 80% of Wayne Savings Bancshares, Inc.'s outstanding shares of voting stock to approve certain "Business Combinations" involving an "Interested Stockholder" except where (i) the proposed transaction has been approved by two-thirds of the members of the Board of Directors who are unaffiliated with the Interested Stockholder and who were directors prior to the time when the Interested Stockholder became an Interested Stockholder, or (ii) certain "fair price" provisions are complied with. The term "Interested Stockholder" includes any individual, corporation, partnership or other entity, other than Wayne Savings Bancshares, Inc. or its subsidiary, which owns beneficially or controls, directly or indirectly, 10% or more of the outstanding shares of voting stock of Wayne Savings Bancshares, Inc. or an affiliate of such person or entity. The Company's federal bylaws have no similar provision.

     The Company's Board of Directors believes that the provisions described above will reduce the vulnerability of Wayne Savings Bancshares, Inc. to takeover attempts and certain other transactions that have not been negotiated with and approved by its Board of Directors. These provisions will also assist Wayne Savings Bancshares, Inc. in the orderly deployment of the Conversion proceeds into productive assets during the initial period after the Conversion. The Board of Directors believes these provisions will be in the best interests of Wayne Savings Bancshares, Inc. and its stockholders. The Board of Directors believes that it will be in the best position to determine the true value of Wayne Savings Bancshares, Inc.'s and to negotiate more effectively for what may be in the best interests of its stockholders. Accordingly, the Board of Directors believes that it is in the best interests of Wayne Savings Bancshares, Inc. and its stockholders to encourage potential acquirers to negotiate directly with the Board of Directors of Wayne Savings Bancshares, Inc. and that these provisions will encourage such negotiations and discourage hostile takeover attempts. It is also the view of the Board of Directors that these provisions should not discourage persons from proposing a merger or other transaction at a price reflective of the true value of Wayne Savings Bancshares, Inc. and that is in the best interests of all stockholders.

     In addition to the anti-takeover provisions described above, the amended charter of Wayne Savings Community Bank will prohibit for five years after the completion of the conversion, directly or indirectly, any offer to acquire or acquisition of more than 10% of the common stock of Wayne Savings Community Bank. Further, Office of Thrift Supervision regulations prohibit, without prior Office of Thrift Supervision approval, the acquisition of more than 10% of any class of equity security of a converted savings association or its holding company for three years after completion of the conversion. This provision in the amended charter and these regulations will further reduce Wayne Savings Bancshares, Inc.'s vulnerability to takeover attempts during the first five years after the conversion. However, the Board of Directors believes the anti-takeover provisions described above are still necessary because the Office of Thrift Supervision could waive the three-year prohibition against a change in control. Moreover, even if a potential acquiror is limited to owning no more than 10% of our outstanding shares for five years after the conversion, the acquiror could still attempt to effect a change in control of or exercise a controlling influence over Wayne Savings Bancshares, Inc. and the Board of Directors.

     Takeover attempts that have not been negotiated with and approved by the Board of Directors present the risk of a takeover on terms that may be less favorable than might otherwise be available. A transaction that is negotiated and approved by the Board of Directors, on the other hand, can be carefully planned and undertaken at an opportune time in order to obtain the maximum value of Wayne Savings Bancshares, Inc. for its stockholders, with due consideration given to matters such as the management and business of the acquiring corporation and the maximum strategic development of Wayne Savings Bancshares, Inc.'s assets.

     Although a tender offer or other takeover attempt may be made at a price substantially above the current market price, such offers are sometimes made for less than all of the outstanding shares of a target company. As a result, stockholders may be presented with the alternative of partially liquidating their investment at a time that may be disadvantageous, or retaining their investment in an enterprise that is under different management and whose objectives may not be similar to those of the remaining stockholders.

     Despite the Board of Directors' belief that these provisions of Wayne Savings Bancshares, Inc.'s Delaware certificate of incorporation and bylaws will benefit stockholders, these provisions also may have the effect of discouraging a future takeover attempt that would not be approved by the Board of Directors, but which would offer stockholders a substantial premium over market prices for their shares. As a result, stockholders who may desire to participate in such a transaction may not have any opportunity to do so. Such provisions will also make it more difficult to remove Wayne Savings Bancshares, Inc.'s Board of Directors and management. The Board of Directors, however, has concluded that the potential benefits outweigh the possible disadvantages.

     See "Comparison Of Stockholders' Rights," beginning on page 113 of the enclosed Prospectus, for a complete discussion of the material differences to stockholders.

EFFECTS OF AMENDED BANK CHARTER

     In connection with the Conversion, the Articles of Incorporation of Wayne Savings Community Bank (the "Bank") will be amended to establish a liquidation account for the benefit of certain of the Bank's savings account holders, as required by OTS regulations.

     In addition, the Bank's Articles of Incorporation will be amended to prohibit for a period of five years from consummation of the Conversion, any person from directly or indirectly offering to acquire or acquiring beneficial ownership of more than 10% of the Bank's common stock. Shares beneficially owned in excess of this limit will not be counted as shares entitled to vote and will not be counted as voting shares in connection with any matters submitted to stockholders for a vote.

                        DISSENTERS' AND APPRAISAL RIGHTS

     Under OTS regulations, Public Stockholders will not have dissenters' rights or appraisal rights in connection with the exchange of their common stock for shares of common stock of Wayne Savings Bancshares, Inc. pursuant to the exchange ratio described in the Prospectus.

                                  OTHER MATTERS

     The Board of Directors is not aware of any business to come before the Meeting other than the matters described above in the Proxy Statement. However, if any matters should properly come before the Meeting, it is intended that holders of the proxies will act as directed by a majority of the Board of Directors, except for matters related to the conduct of the Meeting, as to which they will act in accordance with their best judgment.

     The Plan sets forth the terms, conditions, and provisions of the proposed Conversion. The Certificate of Incorporation and Bylaws of the Company are exhibits to the Plan. If you would like to receive an additional copy of the Prospectus, or a copy of the Plan and the Certificate of Incorporation and Bylaws of the Company, you must request such materials in writing, addressed to the Secretary of the Company at the address given above. Such requests must be received by the Company no later than December 16, 2002. If the Company does not receive your request by such date, you will not be entitled to have such materials mailed to you.

     To the extent necessary to permit approval of the Plan, proxies may be solicited by officers, directors, or regular employees of the Company and/or the Bank, in person, by telephone, or through other forms of communication and, if necessary, the Meeting may be adjourned to a later date. Such persons will be reimbursed by the Company and/or the Bank for their reasonable out-of-pocket expenses, including, but not limited to, telephone and postage expenses incurred in connection with such solicitation. The Company and/or the Bank have not retained a proxy solicitation firm to provide advisory services in connection with the solicitation of proxies. The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees, and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of common stock.

YOUR VOTE IS IMPORTANT! THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PLAN.

THIS PROXY STATEMENT IS NOT AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY SHARES IN THE STOCK OFFERING. THE OFFER IS MADE ONLY BY THE PROSPECTUS.



                               BY ORDER OF THE BOARD OF DIRECTORS



                               Charles F. Finn
                               Chairman of the Board and Chief Executive Officer

Wooster, Ohio
November 14, 2002

                                 REVOCABLE PROXY

                         WAYNE SAVINGS BANCSHARES, INC.
                         SPECIAL MEETING OF STOCKHOLDERS
                                DECEMBER 30, 2002

     The undersigned hereby appoints the full Board of Directors, with full powers of substitution to act as attorneys and proxies for the undersigned to vote all shares of Common Stock of Wayne Savings Bancshares, Inc. (the "Company") which the undersigned is entitled to vote at a Special Meeting of Stockholders ("Meeting") to be held at the headquarters of the Company, 151 North Market Street, Wooster, Ohio, at 10:30 a.m., Eastern time, on December 30, 2002. The official proxy committee is authorized to cast all votes to which the undersigned is entitled as follows:


                                                              FOR      AGAINST     ABSTAIN
                                                              ---      -------     -------
1. A plan of conversion and reorganization (the "Plan")
   pursuant to which the Mutual Holding Company will be       / /        / /         / /
   merged into the Bank, and the Company will be succeeded
   by a new Delaware corporation with the same name as the
   Company which has been established for the purpose of
   completing the conversion. As part of the conversion,
   shares of common stock representing the ownership
   interest in the Company held by the Mutual Holding
   Company will be offered for sale in a subscription and
   community offering. Common stock of the Company
   currently held by public stockholders will be converted
   into new shares pursuant to an exchange ratio that will
   ensure that stockholders at the time of the conversion
   will own the same percentage of Wayne Savings
   Bancshares, Inc. after the conversion as they held just
   prior thereto, exclusive of any shares purchased by
   such stockholders and cash received in lieu of
   fractional shares. As described in the enclosed
   material, stockholders of the new Delaware corporation
   will have fewer rights than they currently have as
   stockholders of the Company. The differences in
   stockholder rights include the following: (i) approval
   by at least 80% of the outstanding shares is required
   to remove a director for cause; (ii) stockholders may
   not call special meetings; (iii) greater lead time is
   required for stockholders to submit stockholder
   proposals; (iv) approval by at least 80% of outstanding
   shares is required to amend the Certificate of
   Incorporation and Bylaws; and (v) approval by at least
   80% of outstanding shares is required to approve
   business combinations involving an interested
   stockholder.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE LISTED PROPOSAL.

--------------------------------------------------------------------------------
IF SIGNED, THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY, IF SIGNED, WILL BE VOTED FOR THE PROPOSITION STATED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THE ABOVE-NAMED PROXIES AT THE DIRECTION OF A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


     Should the undersigned be present and elect to vote at the Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Special Meeting of Stockholders, or by the filing of a later-dated proxy prior to a vote being taken on a particular proposal at the Meeting.



Dated: _________________, 2002


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PRINT NAME OF STOCKHOLDER                    PRINT NAME OF STOCKHOLDER


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SIGNATURE OF STOCKHOLDER                     SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.

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           PLEASE COMPLETE AND DATE THIS PROXY AND RETURN IT PROMPTLY
                     IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
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